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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  August 10, 2001


                               KRAFT FOODS INC.
            (Exact name of registrant as specified in its charter)


Virginia                                 001-16483                        52-2284372
(State or other jurisdiction            (Commission                    (I.R.S. Employer
of incorporation)                       File Number)                   Identification No.)


Three Lakes Drive, Northfield, Illinois                                    60093-2753
(Address of principal executive offices)                                   (Zip Code)

Registrant's telephone number, including area code:                       (847) 646-2000



        (Former name or former address, if changed since last report.)

--------------------------------------------------------------------------------

Item 5.    Other Events.

     On June 13, 2001, the Registrant filed a Final Prospectus pursuant to Rule 424(b)(1) of the Securities Act of 1933 with the Securities and Exchange Commission in connection with the initial public offering of 280,000,000 shares of the Registrant's Class A common stock at an initial public offering price of $31.00 per share. A copy of the Final Prospectus is attached as Exhibit 99.1.

     All information contained in the Final Prospectus under the following sections is incorporated by reference into this Form 8-K:

     .  Dividend Policy;

     .  Pro Forma Condensed Combined Financial Information;

     .  Selected Historical Combined Financial and Other Data;

     . Management's Discussion and Analysis of Financial Condition and Results of Operations;

     .  Business;

     .  Management;

     .  Sole Shareholder;

     .  Relationship with Philip Morris; and

     . Index to Financial Statements (including all financial statements appearing at pages F-1 through F-78 of the Final Prospectus).

     In addition, the report of PricewaterhouseCoopers LLP and the related financial statement schedule, each of which is attached hereto as Exhibit 99.2 and was originally filed as part of the Registrant's Registration Statement on Form S-1 (No. 333-57162), is incorporated by reference into this Form 8-K.

     Since formation, the Registrant has issued the following securities that were not registered under the Securities Act of 1933, as amended (the "Securities Act"):

     On December 8, 2000, the Registrant issued 275,000,000 shares of its Class A common stock to Philip Morris Companies Inc. On December 11, 2000, the Registrant issued 1,180,000,000 shares of its Class B common stock to Philip Morris Companies Inc. Each issuance was made in reliance upon an exemption from the registration provisions of the Securities Act set forth in section 4(2) thereof relating to sales by an issuer not involving a public offering. The foregoing securities are deemed restricted securities for purposes of the Securities Act.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)        Financial Statements.

Kraft Foods Inc. and Subsidiaries:
  Report of PricewaterhouseCoopers LLP, Independent Accountants

  Combined Balance Sheets At December 31, 1999 and 2000

  Combined Statements of Earnings For the Years Ended December 31,
   1998, 1999 and 2000

  Combined Statements of Shareholder's Equity For the Years Ended
   December 31, 1998, 1999 and 2000

  Combined Statements of Cash Flows For the Years Ended December 31,
   1998, 1999 and 2000

  Notes to Combined Financial Statements

  Unaudited Condensed Combined Balance Sheets At December 31, 2000 and
   March 31, 2001

  Unaudited Condensed Combined Statements of Earnings For the Three
   Months Ended March 31, 2000 and 2001

  Unaudited Condensed Combined Statements of Shareholder's Equity For the Year Ended December 31, 2000 and the Three Months Ended March 31, 2001

  Unaudited Condensed Combined Statements of Cash Flows For the Three
   Months Ended March 31, 2000 and 2001

  Unaudited Notes to Condensed Combined Financial Statements

Nabisco Holdings Corp.:
  Report of Deloitte & Touche LLP, Independent Auditors

  Consolidated Balance Sheets At December 31, 1998 and 1999

  Consolidated Statements of Income (Loss) For the Years Ended
   December 31, 1997, 1998 and 1999

  Consolidated Statements of Comprehensive Income (Loss) For the Years
   Ended December 31, 1997, 1998 and 1999

  Consolidated Statements of Cash Flows For the Years Ended December
   31, 1997, 1998 and 1999

  Consolidated Statements of Shareholders' Equity For the Years Ended
   December 31, 1997, 1998 and 1999

  Notes to Consolidated Financial Statements

  Unaudited Consolidated Condensed Balance Sheet At September 30, 2000

  Unaudited Consolidated Condensed Statements of Income For the Nine
   Months Ended September 30, 1999 and 2000

  Unaudited Consolidated Condensed Statements of Comprehensive Income
   For the Nine Ended September 30, 1999 and 2000

  Unaudited Consolidated Condensed Statements of Cash Flows For the
   Nine Months Ended September 30, 1999 and 2000

  Unaudited Notes to Consolidated Condensed Financial Statements


(b)    Pro Forma Financial Information.

       Pro Forma Condensed Combined Statement of Earnings For the Year Ended December 31, 2000 (Unaudited).


(c)    Exhibits.


Exhibit                                        Description
  No.                                          -----------
-------


     3.1  Registrant's Articles of Incorporation(1)

     3.2 Articles of Amendment to the Articles of Incorporation of the Registrant(1)

     3.3  Registrant's Amended and Restated Bylaws(4)

     4.1 The Registrant agrees to furnish copies of any instruments defining the rights of holders of long-term debt of the Registrant and its consolidated subsidiaries that does not exceed 10 percent of the total assets of the Registrant and its consolidated subsidiaries to the Commission upon request.

    10.1 Corporate Agreement between Philip Morris Companies Inc. and Kraft Foods Inc.(4)

    10.2 Services Agreement between Philip Morris Management Corp. and Kraft Foods Inc. (including Exhibits)(3)

    10.3 Tax-Sharing Agreement between Philip Morris Companies Inc. and Kraft Foods Inc.(2)

    10.4  2001 Kraft Performance Incentive Plan(4)

    10.5  2001 Kraft Non-Employee Director Plan(2)

  10.6.1 Form of Employment Agreement entered into by Philip Morris Companies Inc. with each of Betsy D. Holden and Roger K. Deromedi(2)

  10.6.2  Employment Agreement between Philip Morris Companies Inc. and Calvin
          J. Collier(2)

    10.7 Kraft Foods, Inc. Supplemental Benefits Plan I (including First Amendment adding Supplement A)(2)

    10.8  Kraft Foods, Inc. Supplemental Benefits Plan II(2)

    10.9  Form of Employee Grantor Trust Enrollment Agreement(5)(10)

   10.10 The Philip Morris 1992 Incentive Compensation and Stock Option Plan(6)(10)

   10.11  The Philip Morris 1987 Long Term Incentive Plan(7)(10)

   10.12  1997 Performance Incentive Plan(8)(10)

   10.13  2000 Performance Incentive Plan(9)(10)

   21     Subsidiaries of the Registrant(1)

    99.1 Kraft Foods Inc. Final Prospectus dated June 12, 2001 forming a part of the Registration Statement on Form S-1 (No. 333-57162) (only such portions of the Final Prospectus as are incorporated into this Form 8-K by reference are deemed to be filed herewith)

    99.2 Schedule II, Valuation and Qualifying Accounts, and related Report of PricewaterhouseCoopers LLP, Independent Accountants

________________________
    (1) Incorporated by reference to the same numbered Exhibit to the Registrant's Form S-1 filed with the Securities and Exchange Commission on March 16, 2001 (No. 333-57162).

    (2) Incorporated by reference to the same numbered Exhibit to the Registrant's Amendment No. 1 to Form S-1 filed with the Securities and Exchange Commission on May 2, 2001.

    (3) Incorporated by reference to the same numbered Exhibit to the Registrant's Amendment No. 2 to Form S-1 filed with the Securities and Exchange Commission on May 11, 2001.

    (4) Incorporated by reference to the same numbered Exhibit to the Registrant's Amendment No. 5 to Form S-1 filed with the Securities and Exchange Commission on June 8, 2001.

    (5) Incorporated by reference to Exhibit 10.26 of the Annual Report on Form 10-K of Philip Morris Companies Inc. for the year ended December 31, 1995 (SEC File No. 1-8940).

    (6) Incorporated by reference to Exhibit 10.9 of the Annual Report on Form 10-K of Philip Morris Companies Inc. for the year ended December 31, 1997 (SEC File No. 1-8940).

    (7) Incorporated by reference to Exhibit 10.12 of the Annual Report on Form 10-K of Philip Morris Companies Inc. for the year ended December 31, 1997 (SEC File No. 1-8940).

    (8) Incorporated by reference to Exhibit A of the Proxy Statement of Philip Morris Companies Inc. dated March 10, 1997 (SEC File No. 1-8940).

    (9) Incorporated by reference to Exhibit A of the Proxy Statement of Philip Morris Companies Inc. dated March 10, 2000 (SEC File No. 1-8940).

    (10) Compensation plans maintained by Philip Morris and its subsidiaries in which officers of the Registrant participated historically.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    KRAFT FOODS INC.

                                    By:     /s/ Calvin J. Collier
                                       --------------------------
                                        Name:  Calvin J. Collier
                                        Title:  Senior Vice President,
                                                General Counsel and
                                                Corporate Secretary
Date:  August 10, 2001

                               INDEX TO EXHIBITS

     Exhibit                            Description
       No.                              -----------
     -------

     3.1  Registrant's Articles of Incorporation(1)

     3.2 Articles of Amendment to the Articles of Incorporation of the Registrant(1)

     3.3  Registrant's Amended and Restated Bylaws(4)

     4.1 The Registrant agrees to furnish copies of any instruments defining the rights of holders of long-term debt of the Registrant and its consolidated subsidiaries that does not exceed 10 percent of the total assets of the Registrant and its consolidated subsidiaries to the Commission upon request.

    10.1 Corporate Agreement between Philip Morris Companies Inc. and Kraft Foods Inc.(4)

    10.2 Services Agreement between Philip Morris Management Corp. and Kraft Foods Inc. (including Exhibits)(3)

    10.3 Tax-Sharing Agreement between Philip Morris Companies Inc. and Kraft Foods Inc.(2)

    10.4  2001 Kraft Performance Incentive Plan(4)

    10.5  2001 Kraft Non-Employee Director Plan(2)

  10.6.1 Form of Employment Agreement entered into by Philip Morris Companies Inc. with each of Betsy D. Holden and Roger K. Deromedi(2)

  10.6.2  Employment Agreement between Philip Morris Companies Inc. and Calvin
          J. Collier(2)

    10.7 Kraft Foods, Inc. Supplemental Benefits Plan I (including First Amendment adding Supplement A)(2)

    10.8  Kraft Foods, Inc. Supplemental Benefits Plan II(2)

    10.9  Form of Employee Grantor Trust Enrollment Agreement(5)(10)

   10.10 The Philip Morris 1992 Incentive Compensation and Stock Option Plan(6)(10)

   10.11  The Philip Morris 1987 Long Term Incentive Plan(7)(10)

   10.12  1997 Performance Incentive Plan(8)(10)

   10.13  2000 Performance Incentive Plan(9)(10)

   21     Subsidiaries of the Registrant(1)

    99.1 Kraft Foods Inc. Final Prospectus dated June 12, 2001 forming a part of the

          Registration Statement on Form S-1 (No. 333-57162) (only such provisions of the Final Prospectus as are incorporated into this Form 8-K by reference are deemed to be filed herewith)

    99.2 Schedule II, Valuation and Qualifying Accounts, and related Report of PricewaterhouseCoopers LLP, Independent Accountants

____________________
    (1) Incorporated by reference to the same numbered Exhibit to the Registrant's Form S-1 filed with the Securities and Exchange Commission on March 16, 2001 (No. 333-57162).

    (2) Incorporated by reference to the same numbered Exhibit to the Registrant's Amendment No. 1 to Form S-1 filed with the Securities and Exchange Commission on May 2, 2001.

    (3) Incorporated by reference to the same numbered Exhibit to the Registrant's Amendment No. 2 to Form S-1 filed with the Securities and Exchange Commission on May 11, 2001.

    (4) Incorporated by reference to the same numbered Exhibit to the Registrant's Amendment No. 5 to Form S-1 filed with the Securities and Exchange Commission on June 8, 2001.

    (5) Incorporated by reference to Exhibit 10.26 of the Annual Report on Form 10-K of Philip Morris Companies Inc. for the year ended December 31, 1995 (SEC File No. 1-8940).

    (6) Incorporated by reference to Exhibit 10.9 of the Annual Report on Form 10-K of Philip Morris Companies Inc. for the year ended December 31, 1997 (SEC File No. 1-8940).

    (7) Incorporated by reference to Exhibit 10.12 of the Annual Report on Form 10-K of Philip Morris Companies Inc. for the year ended December 31, 1997 (SEC File No. 1-8940).

    (8) Incorporated by reference to Exhibit A of the Proxy Statement of Philip Morris Companies Inc. dated March 10, 1997 (SEC File No. 1-8940).

    (9) Incorporated by reference to Exhibit A of the Proxy Statement of Philip Morris Companies Inc. dated March 10, 2000 (SEC File No. 1-8940).

    (10) Compensation plans maintained by Philip Morris and its subsidiaries in which officers of the Registrant participated historically.